UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2008

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
 St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On September 24, 2008, Stifel Financial Corp. (the "Company") entered into a Purchase Agreement among the Company, The Western and Southern Life Insurance Company ("Western and Southern"), and Stifel, Nicolaus & Company, Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Keefe, Bruyette & Woods, Inc. as representatives of the several underwriters named in Schedule A thereto (the "Underwriters"), providing for, among other things, (i) the sale by the Company, and the purchase by the Underwriters, of 1,300,000 shares (the "Company Shares") of Common Stock, par value $0.15 per share, of the Company ("Common Stock"), (ii) the sale by Western and Southern, and the purchase by the Underwriters, of 400,000 shares of Common Stock (the "Western and Southern Shares"), and (iii) the grant by the Company and Western and Southern to the Underwriters of the option to purchase all or any part of 195,000 and 60,000 additional shares of Common Stock, respectively, to cover overallotments, if any (the "Option Shares," and together with the Company Shares and Western and Southern Shares, the "Shares"), which option has been exercised in full.  The Shares were issued at a public offering price of $45.00 per share.  The Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Shares were registered for offer and sale pursuant to an effective Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission on November 19, 2007 (the "Registration Statement").

Item 8.01        Other Events.

In connection with the offer and sale of the Shares pursuant to the Registration Statement, the Company is filing a legal opinion as Exhibit No. 5.1 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01        Exhibits.

(d)        Exhibits.

5.1       Opinion of Bryan Cave LLP
10.1     Purchase Agreement dated as of September 24, 2008
23.1     Consent of Bryan Cave LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: September 29, 2008	By: /s/ Ronald J. Kruszewski
Name: Ronald J. Kruszewski
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number            Description of Exhibit

5.1                               Opinion of Bryan Cave LLP
10.1                             Purchase Agreement dated as of September 24, 2008
23.1                             Consent of Bryan Cave LLP (included in Exhibit 5.1)